                        HARTFORD LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                                Beth A. Bombara

does hereby authorize Lisa Proch and/or Brian Buckley, individually, to sign as her agent any and all pre-effective amendments and post-effective amendments filed on Form S-3 for the File Numbers listed on Appendix A attached hereto, with respect to Hartford Life Insurance Company and does ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Beth A. Bombara                                   Dated as of February 4, 2013
       ----------------------------------------------------
       Beth A. Bombara

                                   APPENDIX A

Hartford Life Insurance Company Power of Attorney
Dated as of February 4, 2013
Filed on Form S-3
File Numbers:

333-183610
333-133695
333-133694
333-157272
333-165129
333-179822

                        HARTFORD LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                                Robert W. Paiano

does hereby authorize Lisa Proch and/or Brian Buckley, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form S-3 for the File Numbers listed on Appendix A attached hereto, with respect to Hartford Life Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Robert W. Paiano                                  Dated as of February 4, 2013
       ----------------------------------------------------
       Robert W. Paiano

                                   APPENDIX A

Hartford Life Insurance Company Power of Attorney
Dated as of February 4, 2013
Filed on Form S-3
File Numbers:

333-183610
333-133695
333-133694
333-157272
333-165129
333-179822

                        HARTFORD LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                                 Mark J. Niland

does hereby authorize Lisa Proch and/or Brian Buckley, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form S-3 for the File Numbers listed on Appendix A attached hereto, with respect to Hartford Life Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Mark J. Niland                                    Dated as of February 4, 2013
       ----------------------------------------------------
       Mark J. Niland

                                   APPENDIX A

Hartford Life Insurance Company Power of Attorney
Dated as of February 4, 2013
Filed on Form S-3
File Numbers:

333-183610
333-133695
333-133694
333-157272
333-165129
333-179822

                        HARTFORD LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                              Peter F. Sannizzaro

does hereby authorize Lisa Proch and/or Brian Buckley, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form S-3 for the File Numbers listed on Appendix A attached hereto, with respect to Hartford Life Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Peter F. Sannizzaro                               Dated as of February 4, 2013
       ----------------------------------------------------
       Peter F. Sannizzaro

                                   APPENDIX A

Hartford Life Insurance Company Power of Attorney
Dated as of February 4, 2013
Filed on Form S-3
File Numbers:

333-183610
333-133695
333-133694
333-157272
333-165129
333-179822